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                                                                   EXHIBIT 10.20


                               THIRD AMENDMENT TO
                                 LOAN AGREEMENT

         This THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of September 25, 1999, is made and entered into between BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank"), and MEDICALCONTROL, INC., a Delaware corporation ("Borrower").

                                    RECITALS

         A. Bank and Borrower entered into that certain Loan Agreement, dated September 25, 1998, and amended on March 31, 1999 and May 14, 1999 (as amended, the "Loan Agreement").

         B. Bank and Borrower desire to amend the Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        Amendments to the Loan Agreement

         Section 2.01. Amendment to Paragraph 1, Credit Facilities. From and after the date hereof, paragraph 1 of the Loan Agreement is deleted in its entirety and in place thereof shall be a new paragraph 1 which shall read as follows:

                  "1. CREDIT FACILITIES. Subject to the terms and conditions set forth in this Loan Agreement and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Loans, as hereinafter defined (collectively, together with the Loan Agreement, referred to hereinafter as the "LOAN DOCUMENTS"), Bank hereby agrees to lend to Borrower (a) the amount of $1,600,000 (the "TERM LOAN") in a single advance on the date hereof, and (b) (the "LINE OF CREDIT"), on a revolving basis from time to time during the period commencing on the date hereof and continuing through the maturity date of the promissory note evidencing this credit facility from time to time, such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at any time under the Line of Credit shall not exceed $400,000 (the Line of Credit and the Term Loan are collectively referred to herein as the "CREDIT FACILITIES"). Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder. The sums hereafter advanced under the Loans shall be used for general working capital purposes.


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         All advances under the Credit Facilities shall be collectively called the "Loans." Bank reserves the right to require Borrower to give Bank not less than one (1) business day's prior notice of each requested advance under the Line of Credit, specifying (i) the aggregate amount of such requested advance, (ii) the requested date of such advance, and
         (iii) the purpose for such advance, with such advances to be requested in a form satisfactory to Bank."

         Section 2.02. Amendment to Paragraph 5, Guarantors. From and after the date hereof, paragraph 5 of the Loan Agreement is deleted in its entirety and in place thereof shall be a new paragraph 5 which shall read as follows:

         "5. GUARANTORS. As a condition precedent to the Bank's obligation to make the Loans to Borrower, Borrower agrees to cause MedicalControl Network Solutions, Inc., Diversified Group Administrators, Inc., ppoONE.com, inc. f/k/a PPO Management Solutions, Inc., Medical Control Holdings, Inc., Business Health Companies, Inc. and Business Health Management, Inc. (whether one or more, the "GUARANTORS") to each execute and deliver to Bank contemporaneously herewith a guaranty agreement, in form and substance satisfactory to Bank."

         Section 2.03. Amendment to Paragraph 10 (b). From and after the date hereof, paragraph 10 (b) of the Loan Agreement is deleted in its entirety and replaced with a new paragraph 10 (b) which shall read as follows:

         "(b) Net Worth. Borrower shall maintain, at all times, a "net worth" of not less than $8,500,000. As used herein, the "net worth" of Borrower shall be equal to Borrower's total assets minus Borrower's total liabilities."

         Section 2.04. Amendment to Paragraph 10 (e). From and after August 1, 1999, paragraph 10 (e) of the Loan Agreement is deleted in its entirety and replaced with a new paragraph 10 (e) which shall read as follows:

         "(e) Capital Expenditures. Borrower shall not make capital expenditures in excess of $250,000 in any fiscal year."

                                   ARTICLE III
                                Covenant Waivers

         Section 3.01. Waiver. Bank hereby waives Borrower's failure to comply with paragraph 10 (b) for the period ending June 30, 1999. Such waiver is expressly limited as aforesaid and shall not constitute a waiver of Borrower's compliance with such covenant for any other past or future period or of any other breach of the Loan Agreement or any other Loan Document.

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                                   ARTICLE IV
                        Consent to Merger or Dissolution

         Section 4.01. Consent to Merger. Borrower has requested that Bank consent to the dissolution of Business Health Companies, Inc. or the merger of Business Health Companies, Inc. into either (i) Medical Control Network Solutions, Inc., or (ii) Business Health Management, Inc. Bank consents to such dissolution or merger provided, however, that in the event of merger, such consent is expressly conditioned upon the receipt by Bank of (i) a certificate of merger evidencing such merger, (ii) a certificate of good standing and certificate of existence for the merged entity, (iii) the execution and delivery to Bank by Medical Control Network Solutions, Inc. and Business Health Management, Inc. of guarantees of the Loans, in form and substance acceptable to Bank in its sole discretion, (iv) the execution and delivery to Bank by Medical Control Network Solutions, Inc. and Business Health Management, Inc. of security agreements granting to Bank a first priority security interest in all of their assets to secure payment of the Loans, in form and substance acceptable to Bank in its sole discretion, (v) the execution and delivery to Bank of UCC-1 financing statements by Medical Control Network Solutions, Inc. and Business Health Management, Inc., (vi) the execution and delivery to Bank of a pledge agreement granting to Bank a first priority security interest in one hundred percent (100%) of the issued and outstanding stock of Business Health Management, Inc. together with stock certificates evidencing such stock and stock powers executed in blank, all in form and substance acceptable to Bank in its sole discretion, (vii) receipt by Bank of certified corporate resolutions authorizing the foregoing, in form and substance acceptable to Bank in its sole discretion, and (viii) such other documents and agreements as Bank may reasonably require.

                                    ARTICLE V
                              Conditions Precedent

         Section 5.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Bank:

                  (a) Borrower shall have executed and delivered to Bank this Amendment, and such other Loan Documents as Bank may require.

                  (b) Each Guarantor shall have executed and delivered this Amendment.

                  (c) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof.

                  (d) Except as waived in writing by Bank, no Event of Default shall have occurred and be continuing and no event or condition shall have occurred

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         that with the giving of notice or lapse of time or both would be an
         Event of Default.

                  (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel in their sole discretion.

                                   ARTICLE VI
                 Ratifications, Representations, and Warranties

         Section 6.01. Ratifications by Borrower . The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 6.02. Renewal and Extension of Security Interests and Liens. Borrower and each Guarantor jointly and severally renews and affirms the liens and security interests created and granted in the Loan Documents and agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Indebtedness, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower and each Guarantor to be valid and subsisting.

         Section 6.03. Representations and Warranties. Borrower represents and warrants to Bank as follows: (i) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered by Borrower in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles or bylaws of Borrower or any agreement to which Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement as amended hereby and in each of the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) except as waived by Bank, no Event of Default under the Loan Agreement has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

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                                   ARTICLE VII
                                  Miscellaneous

         Section 7.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document including, without limitation, any Loan Documents furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect such representations and warranties or the right of Bank to rely thereon.

         Section 7.02. Reference to Loan Agreement. Each of the Loan Documents and the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 7.03. Expenses of Bank. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank directly in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents including, without limitation, the reasonable costs and fees of Bank's legal counsel.

         Section 7.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 7.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 7.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Bank may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

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         Section 7.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 7.08. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         Section 7.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 7.10. Conflicting Provisions. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

         SECTION 7.11. RELEASE. BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT NEITHER BORROWER NOR ANY GUARANTOR HAS ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER'S OR ANY GUARANTOR'S LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BANK. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OR WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE OR ARISE FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND/OR NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

         SECTION 7.12. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT

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AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the date first written above.

                                           Bank One, Texas, National Association


                                           By: /s/ C. DIANNE WOOLEY
                                              ----------------------------------
                                              C. Dianne Wooley, Vice President

                                           MedicalControl, Inc.


                                           By: /s/ J. WARD HUNT
                                              ----------------------------------
                                              J. Ward Hunt, President

                           CONFIRMATION BY GUARANTORS

         Each of the undersigned, MedicalControl Network Solutions, Inc., Diversified Group Administrators, Inc., ppoONE.com,inc. (f/k/a PPO Management Solutions, Inc.), Business Health Companies, Inc. and Medical Control Holdings, Inc., hereby (i) consents and agrees to the terms hereof and agrees to be bound by this Amendment, (ii) consents, acknowledges, and agrees to the execution, delivery, and performance by Borrower of this Amendment, (iii) acknowledges and agrees that this Amendment does not affect, diminish, waive, or release its obligations under the Unlimited Guaranty executed by it or under the Security Agreement executed by it, (iv) ratifies and confirms its obligations pursuant to such Unlimited Guaranty and such Security Agreement, and (v) covenants, acknowledges, and agrees that it guaranties the repayment of the Guaranteed Indebtedness, as provided in such Unlimited Guaranty.

                                          GUARANTORS:

                                          MedicalControl Network Solutions, Inc.


                                          By:     /s/ ROBERT O. BROOKS
                                             -----------------------------------
                                             Robert O. Brooks, President
                                             and Chief Executive Officer


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                                          Diversified Group Administrators, Inc.


                                          By: /s/ J. WARD HUNT
                                             -----------------------------------
                                             J. Ward Hunt,
                                             Chairman of the Board


                                          ppoONE.com, inc. f/k/a PPO Management
                                          Solutions, Inc.


                                          By: /s/ ROBERT O. BROOKS
                                             -----------------------------------
                                             Robert O. Brooks, President
                                             and Chief Executive Officer


                                          Business Health Companies, Inc.


                                          By: /s/ ROBERT O. BROOKS
                                             -----------------------------------
                                             Robert O. Brooks, Executive
                                             Vice President


                                          Medical Control Holdings, Inc.



                                          By: /s/ J. WARD HUNT
                                             -----------------------------------
                                             J. Ward Hunt, President and
                                             Chief Executive Officer
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